SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 15, 2002
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                              GEORGIA POWER COMPANY
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              (Exact name of registrant as specified in its charter)

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      Georgia                       1-6468                    58-0257110
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
        of incorporation)                Number)                     No.)


  241 Ralph McGill Boulevard, NE, Atlanta, Georgia                 30308
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code       (404) 506-6526
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                                 N/A
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           (Former name or former address, if changed since last report.)



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Item 5.         Other Events.
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                On November 15, 2002, Georgia Power Company (the "Company")
entered into an Underwriting Agreement covering the issue and sale by the Company of $200,000,000 aggregate principal amount of its Series K 5 1/8% Senior Notes due November 15, 2012 (the "Series K Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-57884, 333-57884-01, 333-57884-02, 333-57884-03 and 333-57884-04) of the Company. Item 7. Financial
Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Underwriting Agreement, dated November 15, 2002, among the Company and Barclays Capital Inc., ABN AMRO Incorporated, Jackson Securities LLC, KBC Financial Products USA Inc. and Scotia Capital
                              (USA) Inc., as the Underwriters.

                  4.2 Eleventh Supplemental Indenture to Senior Note Indenture dated as of November 22, 2002, providing for the issuance of the Series K Senior Notes.

                  4.7         Form of Series K Senior Note. (included in
                              Exhibit 4.2 above).

                  5.1         Opinion of Troutman Sanders LLP.

                 12.1         Computation of ratio of earnings to fixed charges.




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                                       2

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 22, 2002          GEORGIA POWER COMPANY



                                     By   /s/  Wayne Boston
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                                              Wayne Boston
                                           Assistant Secretary